Accelerating Our Expansion in State and Federal Sectors February 10, 2021 Tyler Technologies to Acquire NIC Inc. Exhibit 99.2

Forward Looking Statements This communication contains “forward-looking statements” within the meaning of the U.S. federal securities laws. Such statements include statements concerning anticipated future events and expectations that are not historical facts. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “plan,” “predict,” “project,” “forecast,” “guidance,” “goal,” “objective,” “prospects,” “possible” or “potential,” by future conditional verbs such as “assume,” “will,” “would,” “should,” “could” or “may,” or by variations of such words or by similar expressions or the negative thereof. Actual results may vary materially from those expressed or implied by forward-looking statements based on a number of factors, including, without limitation: (1) risks related to the consummation of the transaction, including the risks that (a) the transaction may not be consummated within the anticipated time period, or at all, (b) the parties may fail to obtain NIC Inc stockholder approval of the merger agreement, (c) the parties may fail to secure the termination or expiration of any waiting period applicable under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and (d) other conditions to the consummation of the transaction under the merger agreement may not be satisfied; (2) the effects that any termination of the merger agreement may have on Tyler Technologies (“Tyler”) or NIC Inc or their respective businesses, including the risks that Tyler’s or NIC Inc.’s stock price may decline significantly if the transaction is not completed; (3) the effects that the announcement or pendency of the merger may have on Tyler or NIC Inc. and their respective business, including the risks that as a result (a) NIC Inc.’s business, operating results or stock price may suffer, (b) NIC Inc.’s current plans and operations may be disrupted, (c) NIC Inc.’s ability to retain or recruit key employees may be adversely affected, (d) NIC Inc.’s business relationships (including, customers and suppliers) may be adversely affected, or (e) NIC Inc.’s management’s or employees’ attention may be diverted from other important matters; (4) the effect of limitations that the merger agreement places on NIC Inc.’s ability to operate its business, return capital to stockholders or engage in alternative transactions; (5) the nature, cost and outcome of pending and future litigation and other legal proceedings, including any such proceedings related to the merger and instituted against NIC Inc. and others; (6) the risk that the transaction and related transactions may involve unexpected costs, liabilities or delays; (7) other economic, business, competitive, legal, regulatory, and/or tax factors; and (8) other factors described under the heading “Risk Factors” in Part I, Item 1A of NIC Inc.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, as updated or supplemented by subsequent reports that NIC Inc. has filed or files with the U.S. Securities and Exchange Commission (“SEC”). Potential investors, stockholders and other readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. Neither Tyler nor NIC Inc. assumes any obligation to publicly update any forward-looking statement after it is made, whether as a result of new information, future events or otherwise, except as required by law. 2

Additional Disclosures Additional Information and Where to Find It This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication may be deemed to be solicitation material in respect of the proposed transaction involving Tyler and NIC Inc.. In connection with the proposed transaction, NIC Inc. plans to file a proxy statement with the SEC. STOCKHOLDERS OF NIC INC. ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT NIC INC. WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Stockholders and investors will be able to obtain free copies of the proxy statement and other relevant materials (when they become available) and other documents filed by NIC Inc. at the SEC’s website at www.sec.gov. Copies of the proxy statement (when they become available) and the filings that will be incorporated by reference therein may also be obtained, without charge, on NIC Inc.’s Investor Relations website at https://ir.egov.com. Participants in Solicitation NIC Inc. and its directors, executive officers and certain employees, may be deemed, under SEC rules, to be participants in the solicitation of proxies in respect of the proposed merger. Information regarding NIC Inc.’s directors and executive officers is available in its proxy statement filed with the SEC on March 12, 2020. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC (when they become available). These documents can be obtained free of charge from the sources indicated above. 3

Tyler Technologies to Acquire NIC Inc.

Accelerating Our Expansion in State and Federal Sectors

Benefits of the Combination	• Meaningfully increases Total Addressable Market (TAM), enhancing Tyler's expansion into State (increases revenue by ~322%[1]) and Federal (increases revenue by ~47%[1]) sectors • Addition of a significant transaction-based payments business that produces highly-recurring, annuity-like revenue streams (increases Tyler's combined payments processing volume to $27B[2] from $3B) • State-level master services agreements provide Tyler opportunities for deeper penetration and tighter integration into strategic initiatives by state • Significant cross-selling opportunities to provide additional solutions across a combined customer base that spans the entire public sector • Perfectly-aligned cultures built on integrity and singularly-focused on delivering differentiated value for all constituents – governments, businesses and citizens
Transaction Details and Timeline	• All-cash purchase price of $34.00 per share ($2.3B market capitalization / $2.1B enterprise value including net cash at NIC of $0.2B) • Fully-committed financing consisting of a $1.6B bridge loan facility and $0.7B of cash on hand ◦ Bridge facility to be replaced with permanent financing between signing and closing • Transaction expected to close in Q2 2021 subject to the satisfaction of customary closing conditions, including regulatory approvals and approval by NIC's stockholders • Expected to be accretive to non-GAAP earnings, EBITDA and cash flow in the first year

[1] Pro Forma 2020 combination versus Tyler standalone in 2020. [2] Combined Tyler and NIC 2020 payments volumes of $3bn and $24bn respectively.

© Tyler Technologies 2021

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“Empowering the public sector to create smarter, safer and stronger communities.” “Delivering comprehensive digital solutions to make government more accessible for citizens and businesses.” 5 Two Organizations That Share Similar Missions

An Overview of NIC “By the Numbers” 1 Based on same-state revenue medians from 2008 – 2019. Leading provider of digital government solutions Large, compelling addressable market Unique payments-based transactional revenue model Deeply embedded with customers Sticky solutions drive strong, predictable growth $460M 2020 Revenue 31 State Enterprise Partners $24B Payments Securely Processed in 2020 7,100 Federal, State and Local Agency Partners 8%+ and 90%+ Historical Growth Rate and Percent Recurring1 6

NIC’s Leading Portfolio of Constituent-Centric Digital Government Solutions Note: Gov2Go is NIC’s single cross-jurisdiction / cross agency mobile platform for citizens to interact with government. Constituents Digital Government Solutions Civic Engagement Information – Data and Records Interactions – Licensing / Permitting / Registering / Renewing / Filing Payments Business Solutions Motor Vehicles Taxes Outdoor Recreation Court / Police / Corrections Healthcare Agencies Delivery Methods Self-Service Over the Counter / Point of Sale 65% of State Enterprise Revenues = Business Services Secretary of State Department of Motor Vehicles Department of Revenue Department of Natural Resources Department of Justice Department of Health Businesses Citizens .gov .gov 35% of State Enterprise Revenues = Citizen Services 7

NIC Focus Areas are Highly Complementary with Tyler and Include Several Potential Growth Points NIC Solutions Information Interactions Payments Business Solutions Motor Vehicles Taxes Outdoor Recreation Court / Police / Corrections Healthcare 8 Complementary Solutions Natural Adjacencies Growth Opportunities NIC’s focus areas at the State and Federal levels fit well with Tyler’s established portfolio of Local solutions

NIC has an Established Client Footprint with Significant Opportunity for Expansion Department of Transportation Department of the Interior Department of Agriculture Library of Congress Enterprise States and Localities (including payment services) Enterprise Payment Partner States Outdoor Recreation Platform Payments Platform Licensing Platform Healthcare Platform Overview of State Partnerships Overview of Federal Partnerships NIC has geographic alignment with Tyler in complementary solution areas (16 states where both have active contracts with different agencies at the state level) along with a number of white space opportunities 9 White Space Opportunities

Overview of NIC State Enterprise

Unique Approach to Working With Governments

- ✓ Dedicated local teams in capital cities with entrepreneurial DNA
- ✓ Services and support for all agencies
- ✓ Governor / CIO relationships
- ✓ Sustainable funding / recession-resistant
- ✓ Cost avoidance

Service Design and Best Practices

- ✓ Needs assessment – user
- ✓ Needs assessment – agency
- ✓ Workflow and user experience
- ✓ Cross-agency applications
- ✓ Best practices and pricing models
- ✓ Marketing and user adoption strategies

Leverageable Foundation of Technology

- ✓ Nationwide support structure
- ✓ Robust payment platform built specifically for government
- ✓ Private / public cloud hosting and disaster recovery
- ✓ Data privacy and security expertise
- ✓ Emerging technologies

Flexible Contract Vehicles

- ✓ Statewide engagement
- ✓ Avoid procurement / RFP
- ✓ Authorizes NIC to develop and operate wide range of solutions
- ✓ Multi-year term with renewal options
- ✓ Ability to leverage strategic alliance partners

20+ years	KS	NE	IN	AR	VA	ME	UT	ID	HI		
10-20 years	MT	OK	RI	AL	KY	SC	CO	VT	WV	NJ	NM
0-10 years	MS	MD	OR	PA	WI	CT	LA	IL	IA		

Long-term contracts lead to high operational and revenue visibility (historical same-state revenue growth rate of 8%+)[1]

[1] Based on same-state revenue median from 2008 – 2019.

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Overview of NIC Platform Solutions

- Comprehensive platform of industry-leading payment solutions built exclusively for government
- Seamlessly integrated in all NIC enterprise states
- Secure payment gateway, common checkout pages, multiple payment types and access channels
- Recent contract award for statewide payment processing in Florida

- Hunt / fish licensing, campground reservations, park entrance passes (various solutions in 12 states)
- Recent contract awards in Pennsylvania and Illinois
- YourPassNow offers a convenient, mobile way for visitors to purchase entrance passes and licenses
- Example solutions include park entrance fees, RV registration payments, campground reservations


Payments
Outdoor Recreation
Licensing
Healthcare

- Regulated industries offerings
- An enterprise cloud-based platform using configurable micro-services
- A highly scalable, Platform as a Service solution for rapid deployment (via acquisition)
- New contract awards (WV, MO) since acquisition in 2019

- Prescription drug monitoring platform RxGov (via acquisition)
- Unique patient-matching algorithm incorporating machine learning to combat opioid crisis
- System matches a patient's full name, nicknames, maiden name, etc. into a single patient record
- New contract awards (MD, NE, ME) since acquisition in 2018

Ability to leverage platform technologies and pre-built accelerators that can efficiently deliver government services and unlock growth

© Tyler Technologies 2021

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Leading provider of digital services to state and federal governments Platforms and technologies that enhance current product offerings Creating a Public Sector Technology Solutions Leader Leading provider of technology solutions to local, state and federal public sector agencies Low-code platform allowing for rapid deployment of new technologies and services A Combination of Complementary Strengths Furthers Tyler’s Connected Communities vision – where public sector agencies, data and geographies are connected within a seamless infrastructure 12

Appendix 13

14 NIC Financial Overview and Recent Performance Update Source: Company filings. Note: US$ in millions; Adj. EBITDA adds back stock-based compensation; free cash flow conversion equals Adj. EBITDA less Capex & Capitalized Software divided by Adj. EBITDA; please refer to Tyler and NIC earnings releases for additional information. Revenue Adj. EBITDA Gross Profit Adj. EBITDA – Capex % YoY 2.5% 2.7% 30.0% % Margin 40.8% 38.7% 36.0% % Margin 26.2% 23.5% 23.6% % FCF Conv. 84.5% 84.5% 89.1% $ 141 $ 141 $ 137 $ 166 2018 2019 2020 $ 77 $ 70 $ 97 2018 2019 2020 $ 312 $ 290 $ 332 $ 32 $ 64 $ 129 $ 345 $ 354 $ 460 2018 2019 2020 State Enterprise Software & Services $ 91 $ 83 $ 109 2018 2019 2020

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